UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2009
SPRINT NEXTEL CORPORATION
(Exact name of registrant as specified in its charter)

Kansas	1-04721	48-0457967
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6200 Sprint Parkway
Overland Park, Kansas	66251
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 529-0965

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     This current report on Form 8-K is filed for the purpose of filing the attached exhibits in connection with Registration Statement No. 333-138548.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

4.01	Specimen of 8.375% Notes due 2017.

5.01	Opinion of Jones Day regarding validity.

5.02	Opinion of Polsinelli Shughart PC.

8.01	Opinion of Jones Day regarding United States federal income tax matters.

12.01	Computation of Ratio of Earnings to Fixed Charges.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPRINT NEXTEL CORPORATION
/s/ Timothy O’Grady
Name:	Timothy O’Grady
Title:	Assistant Secretary

     Date: August 11, 2009

EXHIBIT INDEX

Exhibit No.	Exhibit Description

4.01	Specimen of 8.375% Notes due 2017.

5.01	Opinion of Jones Day regarding validity.

5.02	Opinion of Polsinelli Shughart PC.

8.01	Opinion of Jones Day regarding United States federal income tax matters.

12.01	Computation of Ratio of Earnings to Fixed Charges.